Recent Business Highlights Association for Corporate Growth – Austin Jim Morris, CEO, GlobalSCAPE January 11, 2012 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,”
“believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s
Annual Report on Form 10-K for the 2010 calendar year, as filed with the Security
Exchange Commission on March 29, 2011.
Safe Harbor Statement

Today’s Discussion
Market growth drivers
– Security and compliance
– Cloud
– Big data
– Mobile file access and sharing
GlobalSCAPE at a glance
Growth into adjacent markets
Recent financial highlights
investment
acquisition

Data loss incidents creating buzz 4

Regulations and Compliance
Sarbanes-Oxley Act
Health Insurance Portability and Accountability Act of 1996 (HIPAA)
Gramm–Leach–Bliley Act (GLBA)
EU Data Protection Directive
Payment Card Industry Data Security Standard (PCI DSS)
Federal Information Security Management Act (FISMA)

Business relies on secure data transfers
Need to securely and efficiently exchange business data
with partners or customers on a global basis
Need data transfers automated
to keep business moving
Need to send very large files via email to meet a deadline
Need to provide full compliance and auditing reporting
Need to seamlessly connect to existing backend systems
like procurement, fulfillment, accounting, customer,
inventory, and support

Expensive and under utilized data centers
“Pay as you go” service instead of buying and supporting software, hardware servers, power, patches, upgrades
Main benefit is cost reduction
– Example – Library of Congress data multiple times over
• Buy hardware and equipment:  $1.7M *
• Outsource the storage:  $130K *
Main concern is security
U.S. government “Cloud First” policy
Moving to the cloud
* Source:  Investors Business Daily “How To Overcome The Data Tsunami”.  February 28, 2011.

Mobile file access and sharing 8 Your personal and business life, in one place.

Company at a glance
Overview
We provide secure information exchange software and services for enterprises and consumers
Headquartered in San Antonio, Texas, with 94 full-time employees plus 14 paid consultants
Founded 1996; publicly traded on NYSE Amex under ticker symbol ‘GSB’
Business Highlights
GlobalSCAPE has over 15,000 enterprise customers in over 150 countries; 2M licenses issued for CuteFTP
®
; deployed by majority of Fortune 100
Recognized as leader and innovator in the Information Security and Managed File
Transfer Sectors by Gartner Group and others
Profitable for 28 of the past 30 quarters (as of 9/30/2011);  CAGR of 25+% during
2005 – 2009 (resulting in Deloitte Technology Fast 500 recognition in 2009 and
2010); Named to Russell Microcap
®
Index
Outstanding company culture recognized by Computerworld and Texas publications as a Top 100 Workplace

10 Select Customers

Broward County CSI 11

US Army 12

Trended Financial Results
($ in thousands)
Q4 2010 Q1 2011 Q2 2011 Q3 2011
Revenue 4,917 $      4,644 $        5,710 $        5,417 $
Gross Margin 4,704         4,275           5,181           4,966
Gross Margin 95.7% 92.1% 90.7% 91.7%
Operating Expenses
R&D 813            785              762              811
SG&A 3,367         3,194           3,511           3,450
Operating Income (Loss) 268            92               728              540
Net Income 150            59               471              611
Adjusted EBITDA * 778            555              1,166           980
Cash and Short Term Investments 11,087       11,413         12,615         13,404
* Excludes stock-based compensation

Foundation Fueling Growth
Optimized organizational construct
Added seasoned key leadership
Broadened market-driven product roadmap
Expanded go-to-market model domestically/internationally
Invested resources and capital for future growth
Developed a culture and brand of excellence
Our focus since 2008 has enabled organic growth and
potential growth through the investment
and acquisition.

Market Size ($mm) Growth Rate Representative Companies $554 23.0% Secure File Transfer Leader Recognized global leader in the Managed File Transfer market 15

Growth into Email Security Launched email-based secure file transfer in August 2010 16 Market Size ($mm) Growth Rate Representative Companies $1,929 17.8%

Growth into Cloud Services Launched cloud-based services for exchanging business data in July 2010 and Feb. 2011 17 Market Size ($mm) Growth Rate Representative Companies $68,300 20.5%

Market Size ($mm)
Growth Rate
Representative Companies
$9,246
11.0%
Growth into Endpoint Security
Investment in CoreTrace
®
in
December 2009;  Announced
ongoing development of
consumer security product

Growth into Backup & Recovery Launched CuteBackup in June 2011 for consumers. 19 Market Size ($mm) Growth Rate Representative Companies $3,100 4.6%

Market Size ($mm) Growth Rate Representative Companies $6,000 15.0% Growth into Content Mobility Acquired TappIn as subsidiary December 2011. 20

Secure Information Exchange

Continued Leverage and Integration in 2012 and
Expanded Growth in 2013
Managed File
Transfer
Cloud
Computing
Mobile Content
Access & Sharing
Backup &
Recovery
Endpoint
Security
Email
Security

TappIn Acquisition – December 2011
TappIn is a wholly-owned GlobalSCAPE subsidiary
Combining GlobalSCAPE’s leadership in secure
information exchange with TappIn’s strength in secure
digital content mobility
Users are looking for a trusted solution for easily and
securely sharing digital content
We continue to remove barriers between users and their
content, stored in multiple locations, while maintaining
privacy and security regardless of the devices being used
Explosive growth in tablet and smartphone market driving
demand for TappIn

Personal and Professional Devices Cloud Computing Content is Everywhere 23

MORE STORAGE MORE APPS
MORE MOBILE
5.3B mobile
subscriptions in 2010.
Equivalent to 77% of the
world population
More mobile Internet
users than PC Internet
users by 2014
March 2011, Facebook
tops Google for weekly
traffic in the U.S.
MORE SOCIAL
• 90% of the world has access to a mobile network; 70% of internet access through mobile devices
• The amount of data shared globally each month will more than double between 2010 and 2014, from 5 exabytes/mo to 10+
• The world's data is more than doubling every 2 years-with a colossal 1.8 zettabytes to be created and replicated in 2012
Global Market Drivers
Large and Growing Market Opportunity

Recently Apple
surpassed 10 billion app
downloads with billions
more expected for
Apple, Android and
BlackBerry
®
Personal Content in the
average home storing
nearly nine terabytes of
content by 2013

TappIn Connects Content and People 25

Convenient and Simple Access 26

• Must upload anything you want in
order to access
• Have to decide what to upload
• Always a subset of your content
• Security & Trust issues
• Just another place to store content
• Pay based on volume of content
• Computer does not need to be on
Cloud Storage with
Proprietary Software
Upload
Large File Transfer
• Must upload anything you want
to share
• Adequate security
• No computer access and run
programs
• No storage to buy
• Pay for each file sent
• Mobile phone use is difficult
• Computer does not to be on
• No sharing capabilities
• Adequate security
• Full computer access and run
programs
• No storage to buy
• Pay for each computer accessed
• Mobile phone use is difficult
• Computer must be on (always)
Computer Remote Control
Upload
Competitive Landscape

Going Forward 28 Thanks for your time today.